EXHIBIT (10) C

			THIRD AMENDMENT TO
		  EXECUTIVE EMPLOYMENT AGREEMENT


	THIS THIRD AMENDMENT to EXECUTIVE EMPLOYMENT AGREEMENT is made this 29th day of January, 1997, by and between MERCANTILE BANKSHARES CORPORATION and MERCANTILE-SAFE DEPOSIT AND TRUST COMPANY, both Corporations of the State of Maryland, 2 Hopkins Plaza, Baltimore, Maryland 21201 (collectively, the "Employer"), and H. FURLONG BALDWIN, of Baltimore, Maryland (the "Executive").

	WHEREAS, Employer and Executive entered into an Executive
Employment Agreement dated March 24, 1982, which was amended by a First Amendment on March 13, 1984 and by Second Amendment on December 13, 1988 (collectively, the "Agreement"); and

	WHEREAS, this Agreement is scheduled to terminate on February 1, 1997, Executive's normal retirement date; and

	WHEREAS, Employer has determined to retain Executive in his current capacity beyond his normal retirement date, and Executive has agreed to do so.

	NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, receipt of which is hereby acknowledged, and in further consideration of the mutual covenants contained in the Agreement, the parties do hereby agree that the Agreement is hereby amended as follows:

			FIRST AND ONLY CHANGE
			---------------------

	Paragraph 2 shall be deleted in its entirety and the following substituted in lieu thereof:

"2. Term. The current term of Executive's employment, now scheduled to terminate on February 1, 1997, shall be extended to and shall terminate on February 1, 1999;
provided, however, that at the request of Employer, such termination date shall be extended to February 1, 2000."

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	In all other respects, the provisions of the Agreement, as
heretofore amended, remain unchanged and in full force and effect.
	IN WITNESS WHEREOF, the parties have executed this Third Amendment to Executive Employment Agreement the day and year first written above.

WITNESS OR ATTEST:                         MERCANTILE BANKSHARES
					   CORPORATION


/s/ Alan D. Yarbro                            /s/ Edward K. Dunn, Jr.
________________________                   By:_________________________
Alan D. Yarbro, Secretary                       Edward K. Dunn, Jr., President
						   MERCANTILE-SAFE DEPOSIT
						   AND TRUST COMPANY


Alan D. Yarbro, Secretary                     /s/ Edward K. Dunn, Jr.
________________________                   By:__________________________
Alan D. Yarbro, Secretary                       Edward K. Dunn, Jr., President


Alan D. Yarbro, Secretary                    /s/ H. Furlong Baldwin
________________________                   _____________________________
						   H. FURLONG BALDWIN



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